Investor Presentation September, 2016 Presented By: Henry Dubois, CEO (NYSE Mkt: HH)

Safe Harbor Statement 2 This presentation contains forward-looking statements, as such term is defined in the Private Securities Litigation Reform Act of 1995, concerning the Company’s plans, objectives, goals, strategies, future events or performances, which are not statements of historical fact and can be identified by words such as: “expect,” “continue,” “should,” “may,” “will,” “project,” “anticipate,” “believe,” “plan,” “goal,” and similar references to future periods. The forward-looking statements contained in this presentation reflect our current beliefs and expectations. Actual results or performance may differ materially from what is expressed in the forward looking statements. Among the important factors that could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements contained in this presentation are our ability to realize the expected benefits from the acquisition of Accountable Health Solutions and our strategic alliance with Clinical Reference Laboratory; our ability to successfully implement our business strategy and integrate Accountable Health Solutions’ business with ours; our ability to retain and grow our customer base; our ability to recognize operational efficiencies and reduce costs; uncertainty as to our working capital requirements over the next 12 to 24 months; our ability to maintain compliance with the financial covenants contained in our credit facilities; the rate of growth in the Health and Wellness market and such other factors as discussed in Part I, Item 1A, Risk Factors, and Part II, Item 7, Management’s Discussion and Analysis of Financial Conditions and Results of Operations of our Annual Report on Form 10-K for the year ended December 31, 2015. The Company undertakes no obligation to update or release any revisions to these forward-looking statements to reflect events or circumstances, or to reflect the occurrence of unanticipated events, after the date of this presentation, except as required by law. This presentation contains information from third-party sources, including data from studies conducted by others and market data and industry forecasts obtained from industry publications. Although the Company believes that such information is reliable, the Company has not independently verified any of this information and the Company does not guarantee the accuracy or completeness of this information. Any references to documents not included in the presentation itself are qualified by the full text and content of those documents. During our prepared comments or responses to your questions, we may offer incremental metrics to provide greater insight into the dynamics of our business or our quarterly results, such as references to EBITDA and other measures of financial performance. Please be advised that this additional detail may be one-time in nature and we may or may not provide an update in the future. These and other financial measures may also have been prepared on a non-GAAP basis. For some of these measures, a reconciliation schedule showing GAAP versus non-GAAP results has been provided in our press release that was issued after the market closed today.

Hooper Holmes, Inc. 3 Improving Population Health Health Screenings & Sample Collections Education Engagement

Identify Health Risks 4 Hooper’s programs generate changes in behavior that impact 15 chronic conditions, which account for 80% of Total Costs for all chronic illnesses worldwide Diabetes Coronary Artery Disease Hypertension Back Pain Cause 15 Chronic Conditions 8 Risk and Behaviors Poor Diet Physical Inactivity Smoking Lack of Health Screening Poor Stress Mgmt. Poor Standard of Care Insufficient Sleep Excessive Alcohol Consumption Obesity Cancer Asthma Arthritis Lung Disease (COPD) Kidney Disease High Cholesterol Allergies Sinusitis Depression Congestive Heart Failure

Health & Wellness Programs Benefits1 5 28% reduction in sick days 26% reduction in health costs 30% reduction in workers’ compensation and disability management claims $5.93 to $1.00 savings-to-cost ratio ($3.27 in hard cost savings and $2.66 in soft costs) Prog ram b e nef its base d on 42 pub li shed stud ie s (1)Aflac Workforces Report, 2013 92% of companies with a wellness program in place agreed that these programs are effective, while 44% of employers said they are able to offer lower health insurance premiums as a result of their wellness program.

6 Hooper Wellness Programs Get Results HH Case Study: Manufacturing company with 7,500 employees in an HH Wellness program 7% net change in health risk status improvement Annual healthcare cost reduction of nearly $1.5 million Overall, 1,100 employees improved their health (15% of the employee population) Participants that started as a low health risk remained at a low health risk 91% $1.5 Mil. Additional cost savings from higher productivity, reduced absenteeism, increased talent, and fewer safety incidents are not included

Leader in Health & Wellness #1 Largest Health & Wellness Examiner Network in the U.S. Screened over 500,000 individuals in 2015; Additional ~ 250,000 individuals on portal Only End-to-End Health & Wellness Provider 99+% participation satisfaction Serving over 3,000 employers; 200 direct clients and 95+ channel partners 18% Five-Year CAGR of Health & Wellness Revenues 7

Hooper Holmes’ Evolution 8 Today: Drive Profitable Revenue Growth Transform Business Model 116 Year Old Start Up • Differentiated delivery model focused on compelling market opportunities • Leverage our national health professional network as a competitive advantage • Major restructuring activities completed • Acquired Accountable Health Solutions • Ended 2015 with record Health & Wellness revenues and significant reduction in net adjusted EBITDA loss • Historically, Hooper Holmes serviced life insurance industry • Health & Wellness segment started in 2007

Platform Created to Drive Long-Term Profitable Growth 9 Built new management team and Board of Directors with operational and Health & Wellness experience. Sold non-core businesses tied to declining life insurance market to focus on growing Health & Wellness industry. Management focused on optimizing cost structure to produce significant leverage within financial model Expanding delivery model to serve growing markets

Compelling Market Trends 10 Reduce Health Care Costs Identify Common Medical Conditions Empower Employees Hooper Holmes competes in a $7.0 billion market

11 Strong and Growing Employer Demand Source: NBGH Fidelity 2016 67% 17% 2% 14% Expand at a greater level Continue at the same level No longer invest in this tactic Do not know Employers Continue to Encourage Program Engagement 87 81 78 65 64 58 41 8 6 10 5 13 22 35 36 31 59 0% 20% 40% 60% 80% 100% Biometric Screening HRA Physical Challenges Lifestyle Coaching Weight Mgmt. Tobacco Cessation Disease Mgmt. Incentives Disincentives No Incentives Employers Planning to Expand Their Investment in Wellbeing Over the Next Three to Five Years

Our Addressable Market Full Service Wellness Channel Market Clinical Research Organization Market Size $6.0B (includes screening only market) $2.3B (screening only market) $1.0B Market Growth Est.+8% per annum Est. +8-10% per annum Est. +6-8% per annum Competitive Landscape High and growing with limited barriers to entry Moderate with large barriers to entry Limited for mobile collections; high for site collections Large opportunity given increasing focus on health Utilization of biometric screenings growing among small to mid-size companies; higher penetration among larger companies Substantial opportunity in the research market as mobile data collection is a compelling value proposition and a shift from current methods Customer Examples 12

Non-Financial Health & Wellness Benefits 13 Improved productivity Stronger culture, morale and loyalty Improved health and wellbeing Reduced Health Risks and costs Attractive HR Benefit

14 Impact of Wellness Benefits on Employee Satisfaction 1 Aflac Workforces Report, 2013 Based on these factors, employees at companies with Wellness Programs are 35% more satisfied with their job and their employer. 0% 25% 50% 75% Extremely or very satisfied with their job Completely or strongly agree their company has a reputation as a great place to work Extremely or very likely to recommend their workplace to others Extremely or very satisfied with their benefits program Wellness Program Offered No Wellness Program Offered

Hooper Holmes’ Solutions 15 Hooper solutions focus on educating employees to drive behavior change to help PREVENT these high-cost conditions that drive employer medical costs today Screening & Collections Education Engagement

Industry Leading Services 16 During 2015…

HOOPERHOLMES

Expanding Delivery Model To Serve Growing Markets



Onsite Flu Vaccines

- Conveniently add Trivalent flu shot vaccine to onsite events
- Registration via Hooper's online screening scheduler
- Hooper coordinates all aspects of the screening and flu shot events
- Compelling long-term potential
- Roughly 44% of American adults are vaccinated each year

MinuteClinic®

- Expands participant access
- MinuteClinic has more than 1,100 locations nationwide
- Improves convenience of screenings for mobile workforces and remote employees



Tobacco Detect℠

- The nation's first fingerstick cotinine test
- Onsite service; results available within 5 minutes of test
- Indicates *all tobacco use*; equivalent to clinical lab results

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Hooper Holmes has the logistical experience and resources to deliver results on a national scale 18 Right People Right Place Right Time Right Equipment Right Information

Improving Financial Results Revenues have increased at a CAGR of 18% from ’10-’15 19 $14,957 $19,220 $22,136 $24,171 $28,524 $32,115 - 100,000 200,000 300,000 400,000 500,000 600,000 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 2010 2011 2012 2013 2014 2015 Screenings Revenue $’s in thousands

20 HIGHLIGHTS  Continue to execute against our business plan in first half of the year – grow revenues / improve margins  $14.9 mm Health & Wellness revenue in first half of year  Improving gross margins as scale achieved  Focused on growing revenues  Strong new sales in first half for existing offerings (screenings, portal, coaching)  New Offerings: Flu shots, Tobacco Detect, Minute Clinic relationship 2016 1st Half Results - Momentum Continues Gross Margin ($000’s) +33% YTD +11.5% YTD Revenue($000’s)

Many Health & Wellness Programs Launch in Q3 & Q4

Hooper's Service Mix Enables Ongoing Revenue Recognition



% of Annual Revenue
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3
4
5
6
7
8
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10
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Jan
Dec
Typical Screening Months
Coaching
Biometric Screenings
Portal

- Screening and Coaching Revenue driven by the percentage of employees participating in the Wellness program; Portal is a recurring per employee per month fee
- Hooper works with clients to drive program participation
- Coaching typically follows Screenings; both typically recur annually for new program year

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Positioned for Long-Term Growth 22 Strong Revenue Growth Improving Financial Results Health & Wellness Focus Favorable Industry Dynamics Infrastructure created to manage significant Health & Wellness opportunity Enhancing offerings and services to differentiate business $7.0 Billion annual market opportunity Increasing trend towards preventive medicine Five-Year CAGR in revenues Revenues up 12% Scalable Platform New Offerings Contributing Revenue and Margin 18% Q2